LOAN AND SECURITY AGREEMENT
                            dated as of July 1, 1996
                                     between

                            SPURLOCK ADHESIVES, INC.

                                       and

                       NATIONAL CANADA FINANCE CORPORATION

                               TABLE OF CONTENTS*


                                    ARTICLE I
                               General Definitions

    Section 1.1.   Definitions.............................................  1
    Section 1.2.   Accounting Terms and Determinations..................... 10


                                   ARTICLE II
                                Credit Facilities

    Section 2.1.   Commitment to Make Revolving Loans...................... 10
    Section 2.2.   Method of Borrowing..................................... 11
    Section 2.3.   Overadvances............................................ 11
    Section 2.4.   Term Loan............................................... 12
    Section 2.5.   Interest Rate........................................... 12
    Section 2.6.   Computation of Interest................................. 12
    Section 2.7.   Fees.................................................... 13
    Section 2.8.   Extension of Credit Period.............................. 13
    Section 2.9.   Statements of Account................................... 13
    Section 2.10.  Payments................................................ 13
    Section 2.11.  Letters of Credit....................................... 14

                                   ARTICLE III
                               Conditions to Loans


    Section 3.1.   First Revolving Loan.................................... 14
    Section 3.2.   All Revolving Loans..................................... 16
    Section 3.3.   Term Loan............................................... 17

                                   ARTICLE IV
                               Security Interests

    Section 4.1.   Grant of Security Interests............................. 19
    Section 4.2.   Continuing Liability of the Borrower.................... 19
    Section 4.3.   Sales and Collections................................... 20
    Section 4.4.   Verification of Receivables............................. 21

                                    ARTICLE V
                         Representations and Warranties

    Section 5.1.   Corporate Existence and Power........................... 21
    Section 5.2.   Corporate and Governmental
                         Authorization; Contravention...................... 21
    Section 5.3.   Binding Effect.......................................... 22
    Section 5.4.   Financial Statements.................................... 22
    Section 5.5.   Litigation.............................................. 23
    Section 5.6.   Ownership and Liens..................................... 23

    Section 5.7.   Place of Business; Location of
                         Collateral........................................ 23
    Section 5.8.   Trade Names............................................. 23
    Section 5.9.   Filings................................................. 23
    Section 5.10.  Regulation U............................................ 23
    Section 5.11.  Environmental Compliance................................ 23
    Section 5.12.  ERISA................................................... 24

                                   ARTICLE VI
                               Financial Covenants

    Section 6.1.   Tangible Net Worth...................................... 24
    Section 6.2.   Debt to Tangible Net Worth.............................. 24
    Section 6.3.   Net Profit After Tax.................................... 24
    Section 6.4.   Capital Expenditures.................................... 25

                                   ARTICLE VII
                                 Other Covenants

    Section 7.1.   Reporting Requirements.................................. 25
    Section 7.2.   Payment of Obligations.................................. 26
    Section 7.3.   Maintenance of Property and Insurance................... 27
    Section 7.4.   Conduct of Business and Maintenance of
                         Existence......................................... 27
    Section 7.5.   Compliance with Laws.................................... 27
    Section 7.6.   Accounting; Inspection of Property,
                         Books and Records................................. 28
    Section 7.7.   Maintenance of Security Interests....................... 28
    Section 7.8.   Debt.................................................... 28
    Section 7.9.   Restriction on Liens.................................... 28
    Section 7.10.  Notices................................................. 29
    Section 7.11.  Right of Inspection..................................... 30
    Section 7.12.  Consolidations, Mergers and Sales of
                         Assets............................................ 30
    Section 7.13.  Transactions with Affiliates............................ 30
    Section 7.14.  Restricted Payments..................................... 30
    Section 7.15.  Investments............................................. 30
    Section 7.16.  Transactions with Other Persons......................... 31
    Section 7.17.  Use of Proceeds......................................... 31
    Section 7.18.  Independence of Covenants............................... 31

                                  ARTICLE VIII
                                Default/Remedies

    Section 8.1.   Events of Default....................................... 31
    Section 8.2.   Termination of Commitment/Acceleration.................. 33
    Section 8.3.   UCC Rights.............................................. 34
    Section 8.4.   Right of Set-Off........................................ 34
    Section 8.5.   Payments on Collateral.................................. 34
    Section 8.6.   Possession of Collateral................................ 34
    Section 8.7.   Sale of Collateral...................................... 35
    Section 8.8.   Rights of Purchasers.................................... 35

    Section 8.9.   Remedies Not Exclusive.................................. 35
    Section 8.10.  Power of Attorney....................................... 35
    Section 8.11.  Application of Proceeds................................. 37

                                   ARTICLE IX
                                  Miscellaneous

    Section 9.1.   Notices................................................. 37
    Section 9.2.   No Waivers.............................................. 37
    Section 9.3.   Expenses................................................ 38
    Section 9.4.   Amendments and Waivers.................................. 38
    Section 9.5.   Successors and Assigns.................................. 38
    Section 9.6.   Virginia Law............................................ 38
    Section 9.7.   Counterparts; Effectiveness............................. 39
    Section 9.8.   Waiver of Jury Trial; Submission to
                         Jurisdiction...................................... 39
    Section 9.9.   Severability............................................ 39
    Section 9.10.  Entire Agreement........................................ 39










- - - --------------------

* The Table of Contents is not a part of the Loan and Security Agreement.

                                    SCHEDULES
                                    ---------

         Schedule 1 -               Chief Executive Offices/Principal Places of
                                    Business

         Schedule 2 -               Locations of Inventory/Equipment

         Schedule 3 -               Trade Names

         Schedule 4 -               Liens/Security Interests

         Schedule 5 -               Litigation

         Schedule 6 -               Debt

         Schedule 7 -               Investments




                                    EXHIBITS
                                    --------

         Exhibit A - Revolving Note

         Exhibit B - Term Note

         Exhibit C - Power of Attorney

         Exhibit D - Arkansas Mortgage

         Exhibit E - Virginia Deed of Trust

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This LOAN AND SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement") is dated as of July 1, 1996 and is between SPURLOCK ADHESIVES, INC. (the "Borrower") and NATIONAL CANADA FINANCE CORPORATION (the "Bank").


                                    Recitals:
                                    ---------

         A. The Borrower has requested that the Bank provide a revolving credit facility to finance accounts receivable and inventory and provide certain term debt financing.

         B. The Bank is willing to provide the revolving credit facility and the term debt financing to the Borrower upon the terms and conditions of this Agreement.


                                   Agreement:
                                   ----------

         NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, the Bank and the Borrower hereby agree as follows:


                                    ARTICLE I
                               General Definitions
                               -------------------

         Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

         "Arkansas Mortgage" means the Mortgage substantially in the form of Exhibit D attached hereto that is to be recorded against the Borrower's plant, property, fixtures and equipment in Malvern, Arkansas.

         "Arkansas Real Estate" means the real property and fixtures owned by the Borrower in Malvern, Arkansas and more specifically described in Exhibit A to the Arkansas Mortgage.

         "Account Debtor" means, with respect to any Receivable or General Intangible, any Person obligated to make payment thereunder, including without limitation any account debtor thereon.

         "Accounts" means any "Account," as such term is defined in Section 9-106 of the UCC, now or hereafter owned by the Borrower, and shall also mean and include any right of the Borrower to payment for goods sold or leased or for services rendered which the Borrower may now have or hereafter acquire, whether or not such right has been earned by performance.

         "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or
(ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Availability" means, at anytime, the amount by which the Borrowing Base exceeds the aggregate amount of all outstanding Revolving Loans.

     "Bank" means National Canada Finance Corporation.

         "Borrower" means Spurlock Adhesives, Inc., a Virginia corporation and any successors.

         "Borrowing Base" means the sum of (a) eighty-five percent (85%) of Eligible Accounts, plus (b) the lesser of (i) sixty percent (60%) of Eligible Inventory or (ii) $1,000,000.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Richmond, Virginia are authorized by law to close.

         "Capital Expenditures" means for any period the gross amount of additions to property, plant and equipment of the Borrower during such period, as reflected in the Borrower's statement of changes in financial position for such period, minus the principal amount of Debt incurred during such period by the Borrower as lessee under Capital Leases or secured by a purchase money Lien on any property, plant or equipment of the Borrower.

         "Capital Lease" means a lease that should be capitalized on the balance sheet of the lessee prepared in accordance with GAAP.

         "Cash Collateral Account" means a deposit account at a financial institution reasonably acceptable to the Bank into which the Borrower shall deposit all Proceeds, including any and all collections in respect of any Receivables and General Intangibles, and from which only the Bank will have authority to make withdrawals.

         "CERCLA" means Comprehensive Environmental Response Compensation and Liability Act.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means all of the property which is subject or is to be subject to the Liens as provided in Section 4.1 of this Agreement or as provided in the other Collateral Documents.

         "Collateral   Documents"  means  this  Agreement,   all  UCC  Financing
Statements, all Real Estate Collateral Documents and any other documents concerning the creation or perfection of liens in any Collateral.

         "Corporate Guarantor" means Air Resources Corporation, a Colorado corporation having its chief executive office and principal place of business at 5090 General Mahone Highway, Waverly, Virginia.

         "Credit Period" means the period from the Effective Date to and including the Termination Date.

         "Debt" means (i) indebtedness or liability for borrowed money; (ii) obligations evidenced by bonds, debentures, notes and other similar instruments;
(iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations as Lessee under Capital Leases;
(v) current liabilities in respect of unfunded vested benefits under plans covered by ERISA; (vi) obligations under letters of credit; (vii) obligations under acceptance facilities; (viii) all guarantees, endorsements (other than collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any person or entity, or otherwise to assure a creditor against loss; and
(ix) obligations secured by any liens, whether or not the obligations have been assumed, provided that for purposes of Section 6.2 hereof that Debt contributed to the Borrower by an Affiliate and subordinated to the Bank shall not be considered debt.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, becomes an Event of Default.

         "Effective Date" means the date on which this Agreement becomes effective in accordance with Section 9.7.

         "Eligible Accounts" means at the time of any determination thereof, all Accounts which are deemed by the Bank in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Bank, no Account shall be deemed an Eligible Account unless it meets all of the following requirements:
(a) the Borrower has lawful and absolute title to each of such Accounts; (b) each of such Accounts is a valid, legally enforceable obligation of the Account Debtor; (c) none of such Accounts are subject to any material dispute, offset, counterclaim or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor denying liability under such Account in whole or in part;
(d) the Borrower has full and unqualified right to assign and grant a security interest in such Accounts to the Bank as security for the Obligations; (e) all of such Accounts are subject to a fully perfected, first-priority security interest in favor of the Bank pursuant to this Agreement, prior to the rights of, and enforceable as such against, any other Person; (f) none of such Accounts are subject to any security interest or Lien in favor of any Person other than the Lien of the Bank pursuant to this Agreement; (g) each of such Accounts is evidenced by an invoice rendered to the Account Debtor and is not evidenced by any instrument or chattel paper; (h) each of such Accounts arose from the sale (on an absolute and not a consignment, approval or sale-and-return basis) of goods by the Borrower in the ordinary course of the Borrower's business, which goods have been shipped or delivered to the Account Debtor for such Accounts;
(i) no Account Debtor in respect of any of the Accounts is (A) incorporated in or primarily conducting business in any jurisdiction located outside of Canada or the United States of America or (B) an Affiliate of the Borrower or (C) any foreign government or any agency, department or instrumentality thereof; (j) the Borrower is not aware of any reorganization, bankruptcy, receivership, custodianship, insolvency or other like condition in respect of any Account Debtor for any of the Accounts; (k) none of the Accounts are unpaid 90 days after the date of the respective invoice(s); and (1) none of the Accounts are owing by an Account Debtor who, at the time of any determination of Eligible Accounts, has Accounts with the Borrower of which fifty percent (50%) or more are unpaid 90 days after the date of the respective invoice(s).

         "Eligible Inventory" means, at the time of any determination thereof, all items of Inventory of the Borrower which are deemed by the Lender in the exercise of its sole and absolute discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Inventory shall be deemed to be Eligible Inventory unless it meets all of the following requirements: (a) the Borrower has lawful and absolute title to such Inventory; (b) the Borrower has the full and unqualified right to assign and grant a security interest in such Inventory to the Lender as security for the Obligations; (c) all of such Inventory is subject to a fully perfected, first security interest in favor of the Lender pursuant to this Agreement, prior to the rights of, and enforceable as such against, any other Person; (d) none of such Inventory is subject to any security interest or other Lien in favor of any Person other than the Lien of the Lender pursuant to this Agreement; (e) none of such Inventory consists of raw materials that are more than one year old; (f) all of such

Inventory is located at premises owned by the Borrower or leased by the Borrower for which the Lender has received satisfactory landlord and other waivers; (g) none of such inventory is obsolete, unsalable, damaged or otherwise unfit for sale as determined by the Lender in its discretion; and (h) none of such Inventory has been declared by the Lender in its sole discretion as being ineligible.


         "Equipment" means all equipment now owned or hereafter acquired by the Borrower, including all items of machinery, equipment, computer hardware and related items, furnishings and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, (including trailers, handling and delivery equipment) all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

         "Eurodollar Loan" means any Loan bearing interest at a rate determined by reference to LIBOR Rate in accordance with Article II of this Agreement.

         "Event of Default" has the meaning set forth in Section 8.1.

         "GAAP" means generally accepted accounting principles in the United States.

         "General Intangibles" means all contract rights, documents, books, ledgers, records, money and general intangibles now owned or hereafter acquired by the Borrower including, without limitation, all customer lists, permits, federal and state tax refunds, Trademarks, other rights in intellectual property, all claims, choses in action or causes of action, all monies of the Borrower and all rights to payment of money of the Borrower, and all books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral.

         "Government" means any Federal, state or local government, authority, agency, court or other body, officer or entity, and any arbitrator with authority to bind a party at law.

         "Guaranty" means the Guaranty dated as of the date of this Agreement executed by the Corporate Guarantor in favor of the Bank.

         "Intangible Assets" means at any date the amount of (i) all write-ups (other than write-ups resulting from write-ups of assets of a going concern business made within twelve months after the acquisition of such business) in the book value of any asset owned by the Borrower, (ii) all unamortized debt discount and expense, unamortized deferred charges, capitalized start-up costs, goodwill, patents, licenses, trademarks, trade names, copyrights, organization or developmental expenses, covenants not to compete and other intangible items owned by the Borrower, and (iii) any Receivable owed by an Affiliate.

         "Interest Period" means, as to any Eurodollar Loan, the period commencing on the date of any such borrowing or on the last day of the preceding Interest Period applicable to such borrowing and ending on the day that is 30, 60 or 90 days thereafter, as the Borrower elects pursuant to its notice of borrowing pursuant to Article II of this Agreement, provided that (i) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless such next Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) no Interest Period shall end later than the Termination Date.

         "Inventory" means all inventory now owned or hereafter acquired by the Borrower, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Borrower's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of the Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by them for goods or services and (iv) all rights of the Borrower as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

         "LIBOR Rate" means, at any time, London Interbank Offered Rate, as specified in the Wall Street Journal (New York Edition), provided, that to the extent that such published rate does not reflect the Bank's required reserves applicable to the Eurodollar Loan(s) the rate shall be adjusted to reflect such required reserves.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower shall be deemed to own subject to a Lien any asset which they have acquired or hold subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means any Revolving Loan or the Term Loan; "Loans" means all such loans.

         "National Priority List" means a list of environmentally contaminated sites targeted for clean-up and identified by the Environmental Protection Agency of the United States of America pursuant to 40 C.F.R. Part 300.

         "Net Profit After Tax" means, for any period, the net income of the Borrower after provisions for taxes as determined in accordance with GAAP.

         "Notes" means the Revolving Note and the Term Note.

         "Obligations" means all obligations or liabilities now or hereafter payable by the Borrower to the Bank pursuant to this Agreement and all other indebtedness, obligations and liabilities of the Borrower to the Bank, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, similar or dissimilar to the indebtedness arising out of or in connection with this Agreement, including, without limitation, all obligations of the Borrower with respect to the Revolving Loans, any indebtedness of the Borrower that is purchased by or assigned to the Bank, and any indebtedness of the Borrower to any assignee of all or a portion of any obligation referred to in this definition.

         "Permitted  Liens"  means the Liens  referred to in clauses (i) through
(vii) of Section 7.9.

         "Person"  means  an  individual,  a  corporation,  a  partnership,   an
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Prime Rate" means the rate of interest publicly announced by the National Bank of Canada in New York City, New York from time to time as its prime or base rate. It is a rate set by the Bank based upon various factors, including its costs and desired return, general economic conditions and other factors, is used by the Bank as a reference point for pricing some loans and is not necessarily the lowest rate charged to customers of the Bank. Any change in the Prime Rate shall take effect on the opening of business on the day specified in the announcement of such change.

         "Prime Rate Loan" means any Loan bearing interest at the Prime Rate.

         "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Borrower with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Borrower against third parties for past, present or future infringement of any Patent or for past, present or future infringement or dilution of any Trademark or for injury to the goodwill associated with any Trademark or for the breach of any License and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Real Estate" means the Virginia Real Estate and the Arkansas Real Estate.

         "Real Estate Collateral Documents" means the Arkansas Mortgage and the Virginia Deed of Trust and all related recording, insurance and title insurance certifications and documentation, each in form and substance satisfactory to the Bank.

         "Receivables" means all Accounts now or hereafter owing to the Borrower, and shall also mean all accounts, accounts receivable, contract rights, book debts, instruments and chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of Inventory and other forms of obligations now or hereafter received by or belonging or owing to the Borrower for goods sold or leased and/or services rendered by it, and all of the Borrower's rights in, to and under all purchase orders, instruments, and other documents now or hereafter received by it evidencing obligations for and representing payment for goods sold or leased and/or services rendered, and all monies due or to become due to the Borrower under all contracts for the sale or lease of goods and/or the performance of services by it, now in existence or hereafter arising (including without limitation the right to receive the Proceeds of said purchase orders and contracts), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

         "Revolving Commitment" means the commitment to make Revolving Loans in an amount up to $3,500,000 as set forth in Sections 2.1 and as limited by the terms and conditions of this Agreement.

         "Revolving Loan" means a loan made by the Bank to the Borrower pursuant to this Agreement, "Revolving Loans" means all of such loans, and "First Revolving Loan" means the Revolving Loan made on the Effective Date to refinance or replace in whole, or in part, the obligations of the Borrower to Finova Capital Corporation.

         "Revolving Note" means the promissory note referred to in Section 2.1 and substantially in the form of Exhibit A.

         "Securities" has the meaning assigned to such term in Section 2(l) of the Securities Act of 1933, as amended.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by any Borrower.

         "Tangible Net Worth" means at any date the excess of Total Assets less Total Liabilities, less Intangible Assets.

         "Term Loan" means a loan to be made by the Bank to the Borrower in an amount not to exceed $3,639,000 as set forth in Section 2.4 and as limited by the terms and conditions of this Agreement.

         "Term Note" means the promissory note referred to in section 2.4 and substantially in the form of Exhibit B.

         "Termination Date" means June 30, 1999, unless such date is extended pursuant to Section 2.8.

         "Tax" means any fee (including any license, filing and registration fee), tax (including any income, gross receipts, franchise, sales, use or real, personal, tangible or intangible property tax), interest equalization or stamp tax, assessment, levy, impost, duty, charge or withholding of any kind or nature whatsoever, imposed or assessed by any Government, together with any penalty, fine or interest thereon.

         "Total Assets" means at any date the total assets of the Borrower that would be reflected on a balance sheet of the Borrower prepared in accordance with GAAP as of such date.

         "Total Liabilities" means at any date the total liabilities of the Borrower that would be reflected on a consolidated balance sheet of the Borrower prepared in accordance with GAAP as of such date.

         "Trademark" means all right, title or interest which the Borrower may now or hereafter have in any or all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registration and recordings thereof and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and all reissues, extensions or renewals thereof.

         "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Virginia, provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

         "Virginia Deed of Trust" means the Deed of Trust substantially in the form of Exhibit E attached hereto.

         "Virginia Real Estate" means the real property and fixtures owned by the Borrower in Waverly, Virginia more specifically described in Exhibit A to the Virginia Deed of Trust.

         Section 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited financial statements of the Borrower delivered to the Bank.


                                   ARTICLE II
                                Credit Facilities
                                -----------------

         Section 2.1. Commitment to Make Revolving Loans. The Bank agrees, on the terms and conditions set forth in this Agreement, to make Revolving
Loans to the Borrower from time to time during the Credit Period in an amount not to exceed the lesser of (a)
                                       10
the Borrowing Base or (b) $3,500,000. Subject to the terms and conditions of this Agreement, the Borrower may borrow under this paragraph, prepay and reborrow. The Borrower's obligation to repay the Revolving Loans shall be evidenced by a promissory note (the "Revolving Note") substantially in the form of Exhibit A.

         Section 2.2. Method of Borrowing. (a) At the time any Revolving Loan is requested, the Borrower shall deliver to the Bank a loan request accompanied by a report ("Collateral Report") detailing the status of the Collateral, which report shall be delivered to the Bank within twenty-four (24) hours of the ending date of such report. Such report shall be signed by the chief financial officer, treasurer or president of the Borrower and shall be in a form approved by the Bank and shall include the status of all Inventory and Accounts with a calculation of the Borrowing Base and, if requested by the Bank, shall include proper evidence of sales giving rise to the Accounts and of purchases giving rise to the Inventory, including invoices, receipts, shipping documents, bills of lading and/or other evidence of collections of Receivables and sales and/or purchases at the Bank. Each Collateral Report shall be a representation by the Borrower (and the person signing the report) that the information and calculations contained therein are based upon this Agreement and are true and correct. Provided the request(s) would not cause the amount of outstanding Revolving Loans to exceed the Borrowing Base or the Borrower is not otherwise in Default, the Bank shall honor the loan request or such portion of the loan request as may be appropriate.

                  (b) At the time any Revolving Loan is requested, the Borrower shall specify whether such Revolving Loan shall be a Prime Rate Loan or a Eurodollar Loan and, in the case of a Eurodollar Loan, shall specify the Interest Period, provided, further that at any time that a Eurodollar Loan is requested, the Borrower shall give the Bank not less than three (3) days notice of the request and shall specify the applicable Interest Period. The failure to specify a rate basis shall result in any requested Revolving Loan to be made as a Prime Rate Loan and the failure to specify an Interest Period for a Eurodollar Loan shall result in a 30-day Interest Period. All Eurodollar Loans shall be in an amount of not less than $500,000 and in increments of $100,000.

         Section 2.3. Overadvances. The Bank may from time to time make loans to the Borrower in excess of the Revolving Commitment and/or in excess of any lending formulas or caps (the "Overadvances"). The Bank shall have no obligation whatsoever to make any Overadvances, which may be made in the Bank's sole and absolute discretion. In the event that any Overadvances are made they will be treated in all respects hereunder as Revolving Loans and shall be entitled to all of the rights and benefits hereunder, including that repayment will be secured by the Collateral.

         Section 2.4. Term Loan. (a) The Bank agrees to make a term loan to the Borrower in the amount of $3,639,000 (the "Term Loan") for the purpose of financing the Borrower's purchase of the formaldehyde plant, property and equipment at Waverly, Virginia. The Borrower's obligation to repay the Term Loan shall be evidenced by a promissory note in the form of Exhibit B and shall be secured by the Collateral as provided herein. The Term Note shall, among other terms, provide for repayment in seventytwo (72) substantially equal monthly installments of principal in the amount of $50,541.67 plus interest monthly in arrears as provided in section 2.5, provided that the entire principal amount shall be due and payable at such time that all Revolving Loans have been repaid in full.

                  (b) The Borrower shall specify to the Bank in writing (not less than three (3) days prior to the funding of the Term Loan) whether the unpaid principal balance of the Term Loan (or such portion thereof) shall bear interest based upon the Prime Rate or the LIBOR Rate, and, in the case of a Eurodollar Loan, such writing shall also specify the applicable Interest Period. Not less than three (3) days prior to the expiration of any Interest Period, the Borrower shall specify a new Interest Period for such Eurodollar Loans. The failure to specify timely any rate basis will result in any Loans so affected having interest based upon the Prime Rate. The failure to specify the Interest Period when an Eurodollar Loan is requested will result in a 30- day Interest Period. All Eurodollar Loans shall be in an amount not less than $500,000 and in increments of $100,000.

         Section 2.5. Interest Rate. (a) Interest shall accrue on average daily outstanding balance of all Loans at a rate per annum equal to either (i) the sum of one-half of one percent (0.5%) plus the Prime Rate for such day for Prime Rate Loans and (ii) the sum of two and three quarters percent (2.75%) plus the LIBOR Rate for such Interest Period as provided herein for Eurodollar Loans.

                  (b) Interest shall be paid by the Borrower monthly in arrears on the first day of each month. The final payment of all accrued and unpaid interest shall be due and payable on the date that the outstanding principal amount of the Loans is paid or due and payable in full.

                  (c) In the event that any Eurodollar Loan is prepaid prior to the end of the applicable Interest Period, the Borrower shall pay to the Bank a prepayment charge or premium, which shall be in an amount sufficient to compensate the Bank for its costs in obtaining the funds to permit the Bank to make such Eurodollar Loan(s).

         Section 2.6. Computation of Interest. Interest hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         Section 2.7.  Fees.  The Borrower shall pay the following fees to the
Bank:

                   (a) an origination/closing fee equal to one percent (1.0%) of the maximum amount of the Revolving Commitment, which is due and payable at the closing of this Agreement;

                   (b) an audit fee equal to the aggregate of (i) $450 per day for each individual utilized by the Bank (the "auditors") to perform any audits or field work in connection with the Loans and (ii) the out-of-pocket expenses of such auditors, provided, that during any twelve month period of time such audit fees will not exceed $10,000 unless the Borrower is in Default, in which case there shall not be a cap on such expenditures; and

                  (c) in the event that the Revolving Loans are prepaid prior to June 30, 1997 a prepayment fee equal to one percent (1.0%) of the maximum amount of the Revolving Commitment.

         Section 2.8. Extension of Credit Period. The Credit Period shall expire automatically unless the Borrower makes a written request to the
Bank not later than 90 days prior to expiration of the Credit Period requesting an extension of the Credit Period and such request is approved by the Bank prior to expiration of the Credit Period. Unless a Default exists, the Bank shall provide the Borrower with not less than thirty (30) days notice of its intent not to extend the Credit Period. The right of the Bank not to extend the Credit Period shall be unconditional and within its sole discretion, notwithstanding that no Event of Default exists under this Agreement and regardless of the adequacy of the Collateral for each Borrower's performance of its obligations hereunder and thereunder.

         Section 2.9. Statements of Account. The obligation of the Borrower to the Bank to repay the Revolving Loans (and any unpaid interest or expenses relating thereto) will be evidenced by a grid or other promissory note. The outstanding balance of all Revolving Loans shall be recorded on the books and records of the Bank. The Bank shall render a statement of account monthly and such statement rendered by the Bank shall be deemed binding on the Borrower unless the Borrower notifies the Bank in writing of their objection to such statement within thirty (30) Business Days after the date of such statement. Any such notice shall be deemed an objection only to those items specifically objected to therein.

         Section 2.10. Payments. The outstanding principal amount of the Revolving Loans (together with accrued and unpaid interest and expenses and any other obligations that may be due to the

Bank under this Agreement) shall be due and payable by the Borrower to the Bank on the earlier of (i) the expiration of the Credit Period or (ii) the termination of this Agreement by the Bank or the Borrower in accordance with the terms of this Agreement. All payments by the Borrower shall be made to the Bank at its address set forth on the signature page hereof in lawful money of the United States of America and in immediately available funds. Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter, and such extension of time shall in such case be included in the computation of interest hereunder.

         Section 2.11. Letters of Credit. The Bank is not providing to the Borrower, at this time, a credit facility to be used for the issuance of letters of credit. In the event, however, that the Borrower requests the issuance of one or more letters of credit and the Bank agrees to such issuance, the obligations created thereby shall be included as Obligations hereunder and the Bank may impose reserves against availability under the Revolving Commitment.

                                   ARTICLE III
                               Conditions to Loans
                               -------------------

         As a condition precedent to any obligation of the Bank to fund any of the Revolving Loans or to fund the Term Loan, as applicable and as provided below, the Borrower must satisfy the following conditions:

         Section 3.1. First Revolving Loan. In the case of the First Revolving Loan:

               (i) all legal matters incident to this Agreement, the Revolving Note, the Guaranty, and the transactions contemplated hereby and thereby shall be reasonably satisfactory to counsel for the Bank;

              (ii) receipt by the Bank of (A) a copy the Borrower's articles of incorporation, as amended, certified by the appropriate state office;
         (B) a certificate of such office, dated as of a recent date, as to the good standing and charter documents of the Borrower on file; (C) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the date of such Revolving Loan and certifying (1) that the articles of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate furnished pursuant to clause (A) above, (2) as to the absence of dissolution or liquidation proceedings by or against the Borrower, (3) that attached thereto is a true, correct and complete copies of the Borrower's By-laws as then in effect and of resolutions adopted by the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents to which the Borrower and the Bank are parties and that said resolutions have not been amended and are in full force and effect on the date of such certificate and (4) as to the incumbency and specimen signatures of the officers of the Borrower executing this Agreement and any other documents to which the Borrower and the Bank are parties, or any other document delivered in connection herewith or therewith; and (D) a certificate of the President of the Borrower dated as of the date of such Revolving Loan and certifying the absence of a Default and the accuracy of the representations and warranties contained in this Agreement;

                  (iii) receipt by the Bank of executed copies of this Agreement, the Revolving Note, and the Guaranty;

                  (iv) receipt by the Bank of the opinion of counsel for the Borrower, in a form satisfactory to the Bank and its counsel, and covering such matters relating to the transactions contemplated hereby as the Bank may reasonably request;

             (v) on or prior to the date of the First Revolving Loan, each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or reasonably requested by the Bank to be filed, registered or recorded in order to create in favor of the Bank a perfected, firstpriority security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Bank shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation;

            (vi) receipt by the Bank of certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (v) above and all other effective financing statements that name the Borrower (under its present name and any previous names) as debtor or seller and that are filed in the jurisdictions referred to in clause (v) above, together with copies of such other financing statements (none of which shall cover the Collateral, except as otherwise disclosed in writing to, and accepted by, the Bank);

           (vii) receipt by the Bank of any and all landlord's or mortgagee's waivers it may deem necessary or, in the opinion of the Bank, desirable to ensure the priority of the Liens created by this Agreement;

          (viii) receipt by the Bank of evidence of the insurance required by this Agreement;

            (ix) receipt by the Bank of all documents it may reasonably request relating to the existence of the Borrower and its corporate authority to execute, deliver and perform this Agreement and any other documents to which the Borrower and the Bank are parties and the validity of this Agreement and such other documents and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Bank;

             (x) receipt by the Bank of all documents it requires in connection with its commitment to make Revolving Loans;

            (xi) receipt by the Bank of a Collateral Report of the Borrower as of the Effective Date demonstrating that the Borrowing Base is not less than the amount of the First Revolving Loan.

All documents and opinions referred to in this Article shall be in form and substance satisfactory to the Bank and its counsel.

         Section 3.2.   All Revolving Loans. In the case of each Revolving Loan:

              (i) receipt by the Bank of any Collateral Report, loan request, and/or application required by Section 2.2 and all such other documents it requires in connection with its commitment to make Revolving Loans, including all documents required concerning applicable Interest Periods;

              (ii) the fact that no Default has occurred and is continuing or would result from making such Revolving Loan; and

             (iii) the fact that the representations and warranties of the Borrower contained in this Agreement and any other documents to which the Borrower and the Bank are parties (and of the Corporate Guarantor contained in the Guaranty) shall be true on and as of the date of such Revolving Loan.


Each borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date thereof that the facts hereinabove set forth in clauses (ii) and (iii) of this Section are true as of such date.

         Section 3.3.    Term Loan.  In the case of the Term Loan

               (i) all legal matters incident to this Agreement, the Term Note, the Guaranty, and the Real Estate Collateral Documents and the transactions contemplated hereby and thereby shall be reasonably satisfactory to counsel for the Bank;

              (ii) receipt by the Bank of (A) a copy the Borrower's articles of incorporation, as amended, certified by the appropriate state office;
         (B) a certificate of such office, dated as of a recent date, as to the good standing and charter documents of the Borrower on file; (C) a certificate of the Secretary or an Assistant Secretary of the Borrower dated the date of such Term Loan and certifying (1) that the articles of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate furnished pursuant to clause (A) above, (2) as to the absence of dissolution or liquidation proceedings by or against the Borrower, (3) that attached thereto is a true, correct and complete copies of the Borrower's By-laws as then in effect and of resolutions adopted by the Borrower authorizing the execution, delivery and performance of this Agreement, and any other documents to which the Borrower and the Bank are parties and that said resolutions have not been amended and are in full force and effect on the date of such certificate and (4) as to the incumbency and specimen signatures of the officers of the Borrower executing this Agreement and any other documents to which the Borrower and the Bank are parties, or any other document delivered in connection herewith or therewith; and (D) a certificate of the President of the Borrower dated as of the date of such Term Loan and certifying the absence of a Default and the accuracy of the representations and warranties contained in this Agreement;

                  (iii)  receipt  by  the  Bank  of  executed   copies  of  this
         Agreement, the Term Note, the Guaranty and the Real Estate Collateral Documents;

                  (iv) receipt by the Bank of the opinion of counsel for the Borrower, in a form satisfactory to the Bank and its counsel, and covering such matters relating to the transactions contemplated hereby as the Bank may reasonably request;

             (v) on or prior to the date of the Term Loan, each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or reasonably requested by the Bank to be filed, registered or recorded in order to create in favor of the Bank a perfected, first-priority security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Bank shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation;

            (vi) receipt by the Bank of certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (v) above and all other effective financing statements that name the Borrower (under its present name and any previous names) as debtor or seller and that are filed in the jurisdictions referred to in clause (v) above, together with copies of such other financing statements (none of which shall cover the Collateral, except as otherwise disclosed in writing to, and accepted by, the Bank);

              (vii) receipt by the Bank of any and all landlord's or mortgagee's waivers it may deem necessary or, in the opinion of the Bank, desirable to ensure the priority of the Liens created by this Agreement;

               (viii) receipt by the Bank of evidence of the insurance required by this Agreement;

                  (ix) receipt by the Bank of all  documents  it may  reasonably request relating to the existence of the Borrower and its corporate authority to execute, deliver and perform this Agreement and any other documents to which the Borrower and the Bank are parties and the validity of this Agreement and such other documents and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Bank; and

             (x) receipt by the Bank of all documents it requires in connection with its commitment to make the Term Loan.

All documents and opinions referred to in this Article shall be in form and substance satisfactory to the Bank and its counsel.

                                   ARTICLE IV
                               Security Interests
                               ------------------

         Section 4.1. Grant of Security Interests. To secure the due and punctual payment of all Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the due and punctual performance of all of the obligations of the Borrower contained in this Agreement and in any other documents to which the Borrower and the Bank are parties and in order to induce the Bank to enter into this Agreement and make the Revolving Loans the Borrower hereby grants to the Bank a security interest in all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

               (i) all Receivables;

              (ii) all General Intangibles;

             (iii) all Inventory;

              (iv) all Equipment;

              (v) to the extent not included in the foregoing, all other personal property, whether tangible or intangible and wherever located, including, but not limited to, the balance of every deposit account now or hereafter existing of the Borrower with any bank and all monies of the Borrower and all rights to payment of money of the Borrower;

              (vi) to the extent not included in the foregoing, all books, ledgers and records and all computer programs, tapes, disks, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral;

             (vii) to the extent not otherwise included, all cash and noncash Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

         Section 4.2. Continuing Liability of the Borrower. Anything herein to the contrary notwithstanding, the Borrower shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. The Bank shall not have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the Bank of any payment relating to any Collateral, nor shall the Bank be required to perform or fulfill any of the obligations of the Borrower with respect to the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, the Bank shall not be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to, the Collateral.

         Section 4.3. Sales and Collections. (a) The Borrower is authorized (i) to sell in the ordinary course of its business consistent with past practices for fair value and on an arm's-length basis any of its Inventory normally held by it for such purpose and (ii) to use and consume, in the ordinary course of its business, any raw materials, supplies and materials normally held by it for such purpose. The Bank may upon the occurrence of any Event of Default, and after notice to the Borrower, curtail or terminate such authority at any time.

         (b) The Borrower shall deposit all Proceeds and any other collections received by it in the Cash Collateral Account and until so deposited shall be held in trust for and as the Bank's property and shall not be commingled with any funds of the Borrower not constituting Proceeds of Collateral. Notwithstanding the foregoing, upon an Event of Default, the Bank may notify Account Debtors obligated to make payments under any or all Receivables or General Intangibles that the Bank has a security interest in such Collateral and that payments shall be made directly to the Bank. Upon the request of the Bank at any time, the Borrower will so notify such Account Debtors. The Borrower will use all reasonable efforts to cause each Account Debtor to comply with the foregoing instruction. In furtherance of the foregoing, the Borrower authorizes the Bank (i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of the Borrower or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes acceptances or other instruments for the payment of monies due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral.

         (c) As to any amount payable under or in connection with any of the Collateral that shall be or shall become evidenced by any promissory note or other instrument, the Borrower will immediately pledge and deliver such note or other instrument to the Bank as part of the Collateral, duly endorsed in a manner satisfactory to the Bank.

         (d) The Borrower will not,  without the Bank's prior  written  consent,
(i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partly, any person liable for the payment of any Receivable or (iv) allow any credit or discount whatsoever in respect of any Receivable, provided, that the Borrower may grant extensions, compromise Receivables and allow discounts if such extensions, compromises and/or trade discounts are granted in the normal course of business consistent with past practices and are necessary in the reasonable judgment of the Borrower to enhance the collectability of any Receivable.

         Section 4.4. Verification of Receivables. The Bank shall have the right to make test verifications of Receivables in any manner and through any medium that it considers advisable (which may include contacting directly any Account Debtor), and the Borrower agrees to furnish all such assistance and information as the Bank may require in connection therewith. The Borrower at its expense will cause its chief financial officer to furnish to the Bank at any time, and from time to time promptly upon the Bank's request, the following reports: (i) a reconciliation of all Receivables, (ii) an aging of all Receivables, (iii) trial balances and (iv) a test verification of such Receivables as the Bank may request.

                                    ARTICLE V
                         Representations and Warranties
                         ------------------------------

         The Borrower represents and warrants that:

         Section 5.1. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of Virginia and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower is duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of the Borrower.

         Section 5.2. Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Borrower of this
 Agreement and any other documents to which the

Borrower and the Bank are parties, including but not limited to the creation of the security interests provided for herein (i) are within the Borrower's corporate power, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any Government (except with respect to the filing and/or recording of financing statements or other instruments) and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Borrower or result in the creation or imposition of any Lien (other than the Lien of the Collateral Documents) on any of its assets.

         Section 5.3. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the obligations hereunder are enforceable against the Borrower in accordance with its terms, except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         Section 5.4. Financial Statements. (a) The consolidated balance sheet of the Borrower as of December 31, 1995 and the related statements reported on by Winter, Scheifley & Associates, P.C., copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the financial position of the Borrower at such date and their results of operations and changes in financial position for such fiscal year. As of the date of such financial statements, the Borrower did not have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any such financial statements or notes thereto.

                   (b) The  unaudited  balance sheet of the Borrower as of March
31, 1996 and the related unaudited statements for the three (3) months then ended, copies of which have been delivered to the Bank, fairly present (in conformity with GAAP, applied on a consistent basis with the financial statements referred to in clause (a) of this section) the financial position of the Borrower as of such date and their results of operations and changes in financial position for such three-month period (subject to normal year-end adjustments).

                   (c) Since March 31, 1996, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower.

         Section 5.5. Litigation. Except as disclosed on Schedule 5, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower before any Government in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Borrower or which in any manner draws into question the validity of this Agreement or any Collateral Document and there is no basis known to the Borrower for any such action, suit or proceeding.

         Section 5.6. Ownership and Liens. The Borrower is the sole owner of and has good and marketable title to all its properties and assets subject to no Lien, except Permitted Liens.

         Section 5.7. Place of Business; Location of Collateral. Schedule 1 correctly sets forth the Borrower's chief executive office, principal place of business and offices where records concerning Receivables and General Intangibles are kept. Schedule 2 correctly sets forth the location of all equipment and Inventory. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than the Borrower, and the Borrower has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments.

         Section 5.8. Trade Names. Any and all trade names, division names, assumed names or other names under which the Borrower transacts, or intends to transact, business are specified on Schedule 3.

         Section 5.9. Filings. All actions by or in respect of, and all filings with, any Government required in connection with the execution, delivery and performance of this Agreement and any other documents to which the Borrower and the Bank are parties, or necessary for the validity or enforceability thereof or for the protection or perfection of the rights and interests of the Bank thereunder, will, prior to the date of delivery thereof, have been duly taken or made, as the case may be, and will at all times thereafter remain in full force and effect.

         Section 5.10. Regulation U. The Borrower does not own any "margin stock" as such term is defined in Regulation U, except as disclosed on Schedule 7.

         Section 5.11. Environmental Compliance. (a) The Borrower is in material compliance with all applicable laws, rules, regulations and orders of all Governments relating to environmental matters and the release, handling and disposal of hazardous, toxic and polluting substances.

          (b) There are no outstanding notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings, administrative, criminal or civil, at law or in equity, pending against the Borrower or its properties that would have a material adverse effect on the Borrower's business, financial position, results of operations or prospects or on any facility or the operation of any facility, and no investigation or review is pending or to the knowledge of Borrower threatened against the Borrower by any Government with respect to any alleged violation of any Governmental environmental law, regulation, ordinance, standard, permit or order in connection with its ownership or use of any real estate or the conduct of its business.

          (c) To the best knowledge of the Borrower, no waste generated by the Borrower has ever been sent, nor is waste generated by the Borrower being sent, directly or indirectly, to any site listed or formerly proposed for listing on the National Priority List promulgated pursuant to CERCLA or to any site listed on any state list of hazardous substances sites requiring investigation or clean up.

         Section 5.12. ERISA. The Borrower does not maintain any plan covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


                                   ARTICLE VI
                               Financial Covenants
                               -------------------

         The Borrower agrees that so long as the Bank is committed to making Revolving Loans hereunder or any amount payable hereunder or under any other document to which the Borrower and the Bank are parties remains unpaid:

         Section 6.1. Tangible Net Worth. The Borrower's Tangible Net Worth shall not (i) as of June 30, 1996 or for any subsequent quarter through December 31, 1996 be less than $4,000,000 and (ii) as of March 31, 1997 or for any subsequent quarter be less than $4,500,000.

         Section 6.2. Debt to Tangible Net Worth. The ratio of the Borrower's Debt to Tangible Net Worth will not on June 30, 1996 or, thereafter, for any subsequent quarter exceed 2.0 to 1.0.

         Section 6.3. Net Profit After Tax. The Borrower's Net Profit After Tax shall not be less than (i) $1,000,000 as of June 30, 1996 (cumulative year-to-date); (ii) $1,250,000 as of

September 30, 1996 (cumulative year-to-date); (iii) $1,500,000 as of December 31, 1996 (cumulative year-to-date); (iv) $500,000 as of March 31, 1997; (v) $1,000,000 as of June 30, 1997 (cumulative year-to-date); and, thereafter, (vi) $300,000 for each subsequent quarter.

         Section 6.4. Capital Expenditures. The Borrower will not directly (by the way of the acquisition of securities of a person or otherwise) make or commit to make any expenditures in respect of the purchase or other acquisition of fixed or capital assets (excluding normal replacements and maintenance which are properly charged to current operations), provided, that the Borrower may make capital expenditures during calendar year 1996 in an amount not to exceed $5,000,000 and, thereafter, for any calendar year, in an amount not to exceed $800,000.


                                   ARTICLE VII
                                 Other Covenants
                                 ---------------

         The Borrower agrees that so long as the Bank is committed to making Revolving Loans hereunder or any amount payable hereunder or under any other document to which the Borrower and the Bank are parties remains unpaid:

         Section 7.1. Reporting Requirements. The Borrower will deliver or cause to be delivered to the Bank:

                   (i) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as of the end of such fiscal year and the related statements of the Borrower for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon by independent public accountants satisfactory to the Bank, which opinion shall state that such financial statements present fairly the financial position of the Borrower as of the date of such financial statements and the results of its operations for the period covered by such financial statements in conformity with GAAP applied on a consistent basis (except for changes in the application of which such accountants concur) and shall not contain any "going concern" or like qualification or exception or qualifications arising out of the scope of the audit;

              (ii) as soon as available and in any event within thirty (30) days after the end of each month of each fiscal year of the Borrower, a balance sheet and related financial statements of the Borrower for such month and for the portion of the Borrower's fiscal year ended at the end of such month all certified (subject to normal year-end audit adjustments) as complete and correct by the chief financial officer of the Borrower;

             (iii) simultaneously with the delivery of each set of financial statements referred to in clauses (i) and (ii) required (A) for the first six months of the Borrower's fiscal year and (B) at the end of the Borrower's fiscal year above, a certificate of the chief financial officer of the Borrower stating whether, since the date of the most recent previous delivery of financial statements pursuant to clause (i) or (ii) of this Section, there has been any material adverse change in the business, financial position, results of operations or prospects of the Borrower, and, if so, the nature of such material adverse change;

              (iv) as soon as available and in any event within ten (10) days of the end of each month, a monthly accounts receivable aging, a monthly accounts payable aging and monthly inventory listing. The accounts receivable aging, the accounts payable aging and the inventory data shall be certified as complete and correct by the chief financial officer of the Borrower;

               (v)  forthwith  upon  the   occurrence  of  any  Default,   a
         certificate of the chief financial officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

              (vi) as soon as reasonably practicable after obtaining knowledge of the commencement of, or of a material threat of the commencement of, an action, suit or proceeding against the Borrower which could materially adversely affect the business, properties, financial position, results of operations or prospects of the Borrower or which in any manner questions the validity of this Agreement, any other document to which the Borrower and the Bank are parties or any of the other transactions contemplated hereby or thereby, the nature of such pending or threatened action, suit or proceeding and such additional information as may be reasonably requested by the Bank;

             (vii) detailed written notice of the adoption and maintenance of any plan covered by Title IV of ERISA; and

            (viii) from time to time such additional information regarding the financial position, results of operations or business of the Borrower as the Bank may reasonably request.


         Section 7.2. Payment of Obligations. The Borrower will pay and discharge, as the same shall become due and payable, (i) all its obligations and liabilities, including all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in any such case, if unpaid, might by law give rise to a Lien upon any of its property or assets, and (ii) all lawful Taxes, assessments and charges or levies made upon it or its property or assets, by any Government except where any of the items in clause (i) or (ii) of this Section 7.2 may be diligently contested in good faith by appropriate proceedings, and the Borrower shall have set aside on its books, if required under GAAP, appropriate reserves for the accrual of any such items.

         Section 7.3. Maintenance of Property and Insurance. The Borrower will keep all property useful and necessary in its business in good working order and condition, subject to ordinary wear and tear; will maintain (either in the name of the Borrower and in the name of the Bank to the extent required by this Agreement) with financially sound and reputable insurance companies, insurance on all its properties in at least such amounts and against at least such risks (and with such risk retentions) as are usually insured against by companies engaged in the same or a similar business; and will furnish to the Bank upon request full information as to the insurance carried. All insurance with respect to the Inventory and the equipment shall (i) contain a standard mortgagee and/or loss payee clause in favor of the Bank, (ii) provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of the Borrower which might otherwise result in forfeiture of such insurance, (iii) provide that no cancellation, reduction in amount or change in coverage therefor shall be effective until at least thirty (30) days after receipt by the Bank of written notice thereof and (iii) provide that the Bank may, but shall not be obligated to, pay premiums in respect thereof.

         Section 7.4. Conduct of Business and Maintenance of Existence. The Borrower will continue to engage in business of the same general type as conducted by the Borrower and maintain the Collateral in the place(s) identified in Section 5.7, and will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of business. The Borrower will notify the Bank of any change in its place of business, location(s) of the Collateral and location(s) of books and records at least thirty (30) days prior to such change(s). In addition, the Borrower will not change its name, identity or corporate structure in any manner or use any trade, assumed or fictitious name except as set forth on Schedule 3.

         Section 7.5. Compliance with Laws. The Borrower will comply with all applicable laws, ordinances, rules, regulations, and requirements of
Governmental authorities except where the
                                                        27
necessity of compliance therewith is contested in good faith by appropriate proceedings.

         Section 7.6. Accounting; Inspection of Property, Books and Records. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities, will maintain its fiscal reporting periods on the present basis and will permit representatives of the Bank to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         Section 7.7. Maintenance of Security Interests. The Borrower will, from time to time and at its expense, execute, deliver, file or record such financing statements pursuant to the Uniform Commercial Code, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Bank may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Bank to obtain the full benefits of this Agreement or to enable it to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as the Bank may request.

         Section 7.8. Debt. The Borrower will not incur or at any time be liable with respect to any Debt except (i) Debt outstanding under this Agreement or any other document to which the Borrower and the Bank are parties; (ii) normal and customary trade Debt incurred in the ordinary course of the Borrower's business;
(iii) Debt secured by a Lien of the type described in (and subject to the Debt limit of) Section 7.9(iii); or (iv) Debt disclosed to the Bank on Schedule 6.

         Section 7.9. Restriction on Liens. The Borrower will not at any time create, assume or suffer to exist any Lien on any property or asset now owned or hereafter acquired by them or assign or subordinate any present or future right to receive assets except:

               (i) Liens existing on the date of this Agreement and described on
         Schedule 4 hereto securing Debt outstanding on the date of this Agreement;

              (ii) any Liens created by any other documents to which the Borrower and the Bank are parties;

             (iii) any purchase money security interest on any capital asset of the Borrower if such purchase money security interest attaches to such capital asset concurrently with the acquisition thereof, provided the Debt so secured does not cause the Borrower to breach Section 6.4 of this Agreement;

              (iv) Liens securing Taxes, assessments or Governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons; provided (A) with respect to Liens securing state and local Taxes, such Taxes are not yet payable, (B) with respect to Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and the like, such Liens are in an amount not greater than $50,000 and are contested in good faith, or (C) with respect to Taxes, assessments or
         Governmental charges or levies or claims or demands secured by such Liens, payment of which is not at the time required by Section 7.2;

               (v) Liens, not securing Debt, which are incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws;

              (vi) any Lien arising pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings; or

             (vii) zoning restrictions, easements, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title which do not materially impair the use of any property in the operation or business of the Borrower or the value of such property for the purpose of such business.

         Section 7.10. Notices. The Borrower will advise the Bank promptly and in reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, (iii) of any supplier (or situation where a supplier) places the Borrower on cash-on-delivery basis of receiving goods and or services and (iv) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Bank in this Agreement.

         Section 7.11. Right of Inspection. The Bank shall at all times have full and free access during normal business hours to all the books and records of the Borrower, and the Bank or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees and public accountants of the Borrower as the Bank may deem necessary, and the Borrower agrees to render to the Bank, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Bank and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or protecting interests of the Bank therein.

         Section 7.12. Consolidations, Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or any substantial part of its assets to any other Person.

         Section 7.13. Transactions with Affiliates. The Borrower will not directly or indirectly, pay any funds to or for the account of, make any investment in, engage in any transaction with or effect any transaction in connection with any joint enterprise or other joint arrangement with any Affiliate (excluding those existing loans to Affiliates set forth on Schedule
7), provided, however, that (a) the Borrower may pay the reasonable compensation of employees who may be Affiliates, and (b) the Borrower may make payments to the Corporate Guarantor (i) for the purpose of permitting the Corporate Guarantor to redeem stock outstanding not to exceed $200,000 in the aggregate and (ii) in respect of administrative overhead not to exceed (A) $600,000 in fiscal year ending December 31, 1996 and (B) $250,000 in any subsequent fiscal year.

         Section 7.14. Restricted Payments. The Borrower will not (i) declare or pay any dividend or other distribution on any shares of the Borrower's capital stock, (except dividends payable solely in shares of its capital stock) or (ii) make any payment on account of the purchase, redemption, retirement or acquisition of (A) any shares of the Borrower's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock) or
(B) any option, warrant or other right to acquire shares of the Borrower's capital stock, provided, however, the Borrower may declare and pay annual dividends in an amount not to exceed twenty-five percent (25%) of (a) the average monthly Availability for the two months immediately prior to the declaration or payment of such dividend or (b) the Borrower's Net Profit After Tax for the twelve (12) months immediately prior to the declaration or payment of such dividend.

         Section 7.15. Investments. The Borrower will not make or acquire any investment in any Person (whether by share purchase, capital contribution, loan, time deposit or otherwise) other than (i) in time deposits with, including certificates of deposit issued by the Bank, provided such have been pledged and otherwise assigned to the Bank as part of the Collateral, or (ii) employee loans not to exceed $1,000 per employee at any time and not to exceed $25,000 in the aggregate at any time, provided, (a) the Borrower may maintain (but not increase or enlarge) the investments shown on
Schedule 7 hereto and (b) the Borrower may make such investments that are of investment grade if it is not in Default and the amount of the outstanding Revolving Loans is zero ($0).

         Section 7.16. Transactions with Other Persons. The Borrower shall not enter into any agreement with any Person whereby any of them shall agree to any restriction on the Borrower's right to amend or waive any of the provisions of this Agreement.

         Section 7.17. Use of Proceeds. The proceeds of the Revolving Loans will not be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U.

         Section 7.18. Independence of Covenants. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.


                                  ARTICLE VIII
                                Default/Remedies
                                ----------------

         Section 8.1. Events of Default. Any of the following conditions or events shall constitute Events of Default:

               (i) the Borrower shall fail to pay when due any principal of or interest on any Loan, any fee or any other amount payable hereunder, or under any document to which the Borrower and the Bank are parties or with respect to any other Obligation of the Borrower to the Bank;

              (ii) the Borrower shall fail to observe or perform any covenant contained in Article VI or in Section 7.4, 7.8, 7.9, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16 or 7.17;

             (iii) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clauses (i) or (ii) above) for thirty

         (30) days after written notice of failure to observe or perform any covenant or agreement contained in this Agreement has been given to the Borrower by the Bank;

              (iv) any representation, warranty, certification or statement made by the Borrower in this Agreement or any document to which the Borrower and the Bank are parties or by the Borrower in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made;

               (v) the Borrower shall fail to make any payment in respect of any Debt exceeding $250,000 individually or in the aggregate for all such Debt when due or within any applicable grace period and provide the Bank with notice thereof unless the Borrower contests such obligation in good faith and the Borrower, if requested by the Bank, provides the Bank with a full explanation and documentation regarding the contest;

              (vi) any event or condition shall occur which results in the acceleration of the maturity of any Debt in excess of $250,000 of the Borrower or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

             (vii) the Borrower shall commence a case, action or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

            (viii) the Borrower shall have commenced against it a case, action or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law and such case, action or other proceeding remains pending for a period of thirty (30) days or an Order for Relief is entered;

              (ix) one or more judgments or orders for the payment of money in excess of $250,000 shall be rendered against the

         Borrower and such judgment or order shall continue unstayed or unsatisfied for a period of thirty (30) days;

               (x) (A) any financing statement or any other document to which the Borrower and the Bank are parties shall cease for any reason to be in full force and effect or shall cease to be effective to grant a security interest in the Collateral or such security interest shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability of such security interest or any such document shall be contested by the Borrower, or the Borrower shall deny that it has any further liability or obligation under this Agreement or any other document to which the Borrower and the Bank are parties, or the Borrower shall fail to perform any of its obligations under such document, or (B) any creditor of the Borrower shall obtain possession of any of the Collateral (other than securities identified on Schedule 7) by any means, including, without limitation, levy, distraint, replevin or self-help or any such creditor (other than a creditor having a purchase money security interest permitted by Section
         7.9 and then solely with respect to the related asset) shall establish or obtain any right in the Collateral which is equal to or senior to the security interests of the Bank in such Collateral (other than those creditors identified on Schedule 4, provided, however, it shall not be a Default or an Event of Default if First Union Bank of Virginia, Bank of Waverly and Bank of Malvern shall have or maintain security interests in any Equipment or in any Real Estate prior to the funding of the Term Loan);

              (xi) (A) the expiration of thirty (30) days after the Bank has given the Borrower notice of the Bank's good faith determination that
         (x) the Bank deems itself insecure or (y) that a material adverse change in the financial condition of the Borrower has occurred since the date hereof or (z) that the Bank's prospect of payment hereunder has been impaired, or (B) the reasonable suspicion by the Bank that one or more Events of Default have occurred and the failure of the Borrower, upon thirty (30) days' notice thereof from the Bank, to provide reasonably satisfactory evidence to the Bank that such Events of Default have not in fact occurred; and

             (xii) the Borrower shall prepay the Revolving Loans or terminate the Revolving Commitment without paying in full the Term Loan.

         Section 8.2. Termination of Commitment/Acceleration. Upon the occurrence and continuance of any Event of Default as described in Section
8.1, the Bank, at its option, may without notice to the Borrower terminate the Revolving Commitment,
                                       33
declare the Obligations (together with accrued and unpaid interest and expenses and any other obligations that may be due to the Bank under this Agreement or any document to which the Borrower and the Bank are parties) to be, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         Section 8.3. UCC Rights. If any Event of Default shall have occurred, the Bank may in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Bank at law or in equity.

         Section 8.4. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations now or hereafter existing under this Agreement or any other document to which the Borrower and the Bank are parties, irrespective of whether or not the Bank shall have made any demand hereunder and although such obligation may be unmatured.

         Section 8.5. Payments on Collateral. Without limiting the rights of the Bank under any other provision of law or this Agreement, if an Event of Default shall occur and be continuing:

               (i) all payments received by the Borrower under or in connection with any of the Collateral shall be held by the Borrower in trust for the Bank, shall be segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower be turned over to the Bank, in the same form as received by the Borrower (duly indorsed by the Borrower to the Bank, if required to permit collection thereof by the Bank); and

              (ii) all such payments received by the Bank (whether from the Borrower or in respect of the Collateral) shall be applied by the Bank to the payment of Obligations and any expenses as set forth in Section 9.3.

         Section 8.6. Possession of Collateral. In furtherance of the foregoing, the Borrower expressly agrees that, if an Event of Default shall occur and be continuing, the Bank may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Bank seize and remove such Collateral from such premises and (ii) have access to and use of the Borrower's books and records relating to such Collateral.

         Section 8.7. Sale of Collateral. The Borrower expressly agrees that if an Event of Default shall occur and be continuing, the Bank, without demand of performance or other demand and after five (5) days notice to the Borrower, may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Bank or elsewhere in such manner as is commercially reasonable and as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk, provided, that nothing contained herein shall limit or restrict the Bank's right upon Default to collect any Receivable. The Bank shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Borrower further agrees, at the Bank's request, to assemble the Collateral, and to make it available to the Bank at places which the Bank may reasonably select. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Bank arising out of the foreclosure, repossession, retention or sale of the Collateral, provided such remedies are pursued in a commercially reasonable manner.

         Section 8.8. Rights of Purchasers. Upon any sale of the Collateral (whether public or private), the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Bank) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Borrower and to the extent permitted by law, Borrower hereby specifically waives all rights of redemption, including, without limitation, the right to redeem the Collateral under Section 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

         Section 8.9. Remedies Not Exclusive. No remedy conferred upon or reserved to the Bank in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

         Section 8.10. Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Article VIII and
Section 7.3 or Section 7.7 and, without limiting the generality of the foregoing, hereby gives the Bank the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, but after an Event of Default, to do the following:

               (i) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

              (ii) to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

             (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Bank or as the Bank shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Bank shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

         The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, the Bank shall not exercise any such power unless or until a Default exists. The Borrower further agrees to execute a duplicate of this power of attorney as set forth as Exhibit C, which the Bank is authorized to use after an Event of Default.

         Section 8.11. Application of Proceeds. The Bank shall retain the net proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the payment in whole or in part of the Obligations or certain of the Obligations in such order and against such Obligations as the Bank may elect, the Borrower remaining liable for any amount remaining unpaid (and any attorneys fees paid by the Bank in collecting such deficiency) after such application. The Bank shall have no obligation whatsoever to seek satisfaction from any particular item(s) or type(s) of property or Collateral in any particular order, but may, in its sole discretion, foreclose upon, realize against or otherwise enforce its rights in items of Collateral in any order or priority it chooses and may pursue (or decide not to pursue or to defer pursuit against) any guarantor (or other third-party obligor) at any time in its sole discretion. To the extent that the Borrower has any right to direct the application of such Proceeds, or to direct the order or priority by which the
Bank seeks recovery against any Collateral or any guarantor (or other third-party obligor) the Borrower hereby waives any and all such rights.


                                   ARTICLE IX
                                  Miscellaneous

         Section 9.1. Notices. All notices, requests and other communications to a party hereunder shall be in writing and shall be given to such party at its address set forth on the signature pages hereof or such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) if given by mail, three (3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section.

         Section 9.2. No Waivers. No failure or delay by the Bank in exercising any right, power or privilege hereunder or under any other document to which the Borrower and the Bank are parties shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.3. Expenses. The Borrower shall pay to the Bank all costs and out-of-pocket expenses of the Bank, including the reasonable fees and disbursements of counsel for the Bank, in connection with (i) the preparation, closing and administration of this Agreement and any requests by the Borrower concerning this Agreement or its administration, including any waiver, extension or consent hereunder or any amendment hereof or any Default or alleged Default hereunder; (ii) enforcing or defending any of the Bank's rights hereunder, including but not limited to, any action taken to enforce anything the Borrower is obligated to do hereunder or any action taken to protect or defend the Bank after the commencement of any proceeding against the Borrower (including any involuntary bankruptcy petition) even if such commencement does not at that time create or constitute an Event of Default; and (iii) any Event of Default and collection and other enforcement proceedings resulting therefrom, including any action taken to preserve, protect, sell or otherwise dispose of any collateral and any action taken to defend the Bank concerning the Collateral or on account of any action it may take to enforce any right hereunder or any right to any Collateral. The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other documents to which the Borrower and the Bank are parties.

         Section 9.4. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

         Section 9.5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Bank.

         Section 9.6. Virginia Law. This Agreement and any other documents to which the Borrower and the Bank are parties shall be deemed to be contracts made under seal and shall (except the Arkansas Mortgage) be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as otherwise provided herein.

         Section 9.7. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Bank shall have received counterparts hereof signed by both parties.

         Section 9.8. Waiver of Jury Trial; Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally waives all right to trial by jury in any action, proceeding, or counterclaim arising out of or related to this Agreement, the Revolving Loans or any other document to which the Borrower and the Bank are parties or any of the transactions contemplated hereby or thereby. Any legal action or proceeding with respect to this Agreement, the Revolving Loans, or any other document to which the Borrower and the Bank are parties or any document related hereto or thereto shall be brought in the courts of the Commonwealth of Virginia in Richmond, Virginia or of the United States of America for the Eastern District of Virginia and in no other courts, and by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably and unconditionally waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of the forum non conveniens which it now or hereafter may have to the bringing of any action or proceeding in such respective jurisdictions.

         Section 9.9. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

         Section 9.10. Entire Agreement. This Agreement sets forth the entire agreement of the parties (limited to the signatories to this Agreement) with respect to the subject matter hereof and supersedes all previous understandings, written or oral, in respect thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

                                     Borrower:

                                     SPURLOCK ADHESIVES, INC.


                                     By: /s/ H. Norman Spurlock
                                        ----------------------------------
                                         Vice President - Secretary
                                        ----------------------------------

                                     5090 General Mahone Highway
                                     P.O. Box 8
                                     Waverly, Virginia 23890

                                     Facsimile No. (804)834-2860

                                     Bank:

                                     NATIONAL CANADA FINANCE CORPORATION


                                     By: /s/ William R. O'Connor
                                        ----------------------------------
                                        William R. O'Connor, Vice President
                                            and Manager

                                     By: /s/ Charles Nuttle
                                        ----------------------------------
                                       Charles T. Nuttle, Vice President

                                             Suite 1140
                                             901 East Byrd Street
                                             Richmond, Virginia  23219
                                             Facsimile No. (804) 649-3446

                                     Corporate Guarantor:

                                     AIR RESOURCES CORPORATION

                                     By: /s/ H. Norman Spurlock
                                        ---------------------------------

                                         Vice President - Secretary
                                        ---------------------------------

                                               P.O. Box 8
                                               Waverly, Virginia 23890

                                                                       Exhibit A

                             FORM OF REVOLVING NOTE

$3,500,000                                                   July 1, 1996
                                                             Richmond, Virginia

         For value received, SPURLOCK ADHESIVES, INC., a Virginia corporation (the "Borrower"), promises to pay to the order of NATIONAL CANADA FINANCE CORPORATION (the "Bank") on June 30, 1999 the principal sum of $3,500,000 or, if less, the aggregate unpaid principal amount of each Revolving Loan made by the Bank to the Borrower pursuant to the Loan Agreement referred to below.

         Furthermore, the Borrower promises to pay interest on the aggregate unpaid principal amount of such Loans for each day from the date hereof until paid, commencing on the first such date after the date of the First Revolving Loan at a rate per annum equal to (i) the sum of one half of one percent (0.5%) plus the rate publicly announced by the Bank from time to time as its prime rate (the "Prime Rate") for such day, or (ii) at the Borrower's option and as more specified such forth in the Loan Agreement, the sum of 2.75% plus the LIBOR Rate. Interest on the Revolving Loans shall be adjusted automatically on and as of the effective date of any change in the Prime Rate (or, as applicable, the LIBOR Rate) and shall be computed on the basis of a year of 360 days and paid for the actual number of days for which due. All payments of principal and interest shall be made in lawful money of the United States at the office of the Bank at 901 East Byrd Street, Suite 1140, Richmond, Virginia 23219.

         All Revolving Loans made by the Bank to the Borrower pursuant to the Loan Agreement and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided, that any failure by the Bank to make such a notation or any error therein shall not in any manner affect the obligation of the Borrower to repay the Revolving Loans in accordance with the terms hereof.

         This Note is the Revolving Note referred to in the Loan and Security Agreement dated as of July 1, 1996 between the Borrower and the Bank (as the same may be amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings. Reference is made to the Loan Agreement for provisions concerning collateral security and for the repayment hereof and the acceleration of the maturity hereof.

                                     SPURLOCK ADHESIVES, INC.


                                     By:
                                        ----------------------------------
                                        H. Norman Spurlock, Vice President
                                                     and Secretary

                                    EXHIBIT B





                                  [TERM NOTE]*













*to be in form and substance acceptable to the Bank

                                    EXHIBIT D









                              [Arkansas Mortgage]*














*to be in form and substance acceptable to the Bank

                                    Exhibit E











                            [Virginia Deed of Trust]*














*to be in form and substance acceptable to the Bank